Supplement Dated February 20, 2020
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R

SVULONE2007

This Supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only and no action is required on your part.

The availability of the following funds is not restricted based on your policy issue date.  These funds are available as investments options to all policy holders.

AllianceBernstein Variable Products Series Fund
AB VPS Growth and Income Portfolio (Class A)

American Century Variable Portfolios II, Inc.
Inflation Protection Fund (Class I)

Delaware VIP® Trust
High Yield Series (Standard Class)

Fidelity® Variable Insurance Products
Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust
Franklin Small-Mid Cap Growth VIP Fund (Class 1)

The fund fees and investment objectives remain the same and are not impacted by this change.

Please retain this Supplement for future reference.